RETIREMENT BENEFIT OBLIGATIONS	12 Months Ended
Dec. 31, 2017
Disclosure of employee benefits [text block] [Abstract]
Disclosure of employee benefits [text block]

NOTE 35: RETIREMENT BENEFIT OBLIGATIONS

	2017	2016	2015
	£m	£m	£m
Charge to the income statement
Defined benefit pension schemes	362	279	307
Other post-retirement benefit schemes	7	8	8
Total defined benefit schemes	369	287	315
Defined contribution pension schemes	256	268	233
Total charge to the income statement (note 11)	625	555	548

	2017	2016
	£m	£m
Amounts recognised in the balance sheet
Retirement benefit assets	723	342
Retirement benefit obligations	(358)	(822)
Total amounts recognised in the balance sheet	365	(480)

The total amount recognised in the balance sheet relates to:
	2017	2016
	£m	£m
Defined benefit pension schemes	509	(244)
Other post-retirement benefit schemes	(144)	(236)
Total amounts recognised in the balance sheet	365	(480)

Pension schemes

DEFINED BENEFIT SCHEMES

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

The accounting valuation of the Group’s defined benefit pension schemes’ liabilities requires management to make a number of assumptions. The key areas of estimation uncertainty are the discount rate applied to future cash flows and the expected lifetime of the schemes’ members. The discount rate is required to be set with reference to market yields at the end of the reporting period on high quality corporate bonds in the currency and with a term consistent with the defined benefit pension schemes’ obligations. The average duration of the schemes’ obligations is approximately 19 years. The market for bonds with a similar duration is illiquid and, as a result, significant management judgement is required to determine an appropriate yield curve on which to base the discount rate. The cost of the benefits payable by the schemes will also depend upon the life expectancy of the members. The Group considers latest market practice and actual experience in determining the appropriate assumptions for both current mortality expectations and the rate of future mortality improvement. It is uncertain whether this rate of improvement will be sustained going forward and, as a result, actual experience may differ from current expectations. The effect on the net accounting surplus or deficit and on the pension charge in the Group’s income statement of changes to the principal actuarial assumptions is set out in (iii) below.

(I) CHARACTERISTICS OF AND RISKS ASSOCIATED WITH THE GROUP’S SCHEMES

The Group has established a number of defined benefit pension schemes in the UK and overseas. All significant schemes are based in the UK, with the three most significant being the defined benefit sections of the Lloyds Bank Pension Schemes No’s 1 and 2 and the HBOS Final Salary Pension Scheme. At 31 December 2017, these schemes represented 95 per cent of the Group’s total gross defined benefit pension assets (2016: 94 per cent). These schemes provide retirement benefits calculated as a percentage of final pensionable salary depending upon the length of service; the minimum retirement age under the rules of the schemes at 31 December 2017 is generally 55 although certain categories of member are deemed to have a contractual right to retire at 50.

The Group operates a number of funded and unfunded pension arrangements, the majority, including the three most significant schemes, are funded schemes in the UK. All these schemes are operated as separate legal entities under trust law by the trustees and are in compliance with the Pensions Act 2004. The responsibility for the governance of the Group’s funded defined benefit pension schemes lies with the Pension Trustees. All of the Group’s funded UK defined benefit pension schemes are managed by a Trustee Board (the Trustee) whose role is to ensure that their Scheme is administered in accordance with the Scheme rules and relevant legislation, and to safeguard the assets in the best interests of all members and beneficiaries. The Trustee is solely responsible for setting investment policy and for agreeing funding requirements with the employer through the funding valuation process. The Board of Trustees must be composed of representatives of the Company and plan participants in accordance with the Scheme’s regulations.

A valuation to determine the funding status of each scheme is carried out at least every three years, whereby scheme assets are measured at market value and liabilities (technical provisions) are measured using prudent assumptions. If a deficit is identified a recovery plan is agreed between the Group and the scheme Trustee and sent to the Pensions Regulator for review. The Group has not provided for these deficit contributions as the future economic benefits arising from these contributions are expected to be available to the Group. The Group’s overseas defined benefit pension schemes are subject to local regulatory arrangements.

The most recent triennial funding valuation of the Group’s three main schemes, based on the position as at 31 December 2016, is substantially complete and the terms have been agreed in principle with the trustees. The valuation shows an aggregate funding deficit of £7.3 billion (a funding level of 85.6 per cent) compared to a £5.2 billion deficit (a funding level of 85.9 per cent) for the previous valuation as at 30 June 2014. In the light of this funding deficit, and in contemplation of the changes the Group expects to make as a result of its Structural Reform Programme, the Group has agreed in principle a recovery plan with the trustees. Under the plan, deficit contributions of £412 million are payable during 2018, rising to £618 million in 2019, £798 million in 2020, £1,287 million in 2021 and £1,305 million per annum from 2022 to 2024. Contributions in the later years will be subject to review and renegotiation at subsequent funding valuations. The next funding valuation is due to be completed by March 2021 with an effective date of 31 December 2019. The deficit contributions are in addition to the regular contributions to meet of benefits accruing over the year. The Group currently expects to pay contributions of approximately £750 million to its defined benefit schemes in 2018.

During 2009, the Group made one-off contributions to the Lloyds Bank Pension Scheme No 1 and Lloyds Bank Pension Scheme No 2 in the form of interests in limited liability partnerships for each of the two schemes which hold assets to provide security for the Group’s obligations to the two schemes. At 31 December 2017, the limited liability partnerships held assets of approximately £5.5 billion. The limited liability partnerships are consolidated fully in the Group’s balance sheet.

The Group has also established three private limited companies which hold assets to provide security for the Group’s obligations to the HBOS Final Salary Pension Scheme, a section of the Lloyds Bank Pension Scheme No 1 and the Lloyds Bank Offshore Pension Scheme. At 31 December 2017 these held assets of approximately £4.8 billion in aggregate. The private limited companies are consolidated fully in the Group’s balance sheet. The terms of these arrangements require the Group to maintain assets in these vehicles to agreed minimum values in order to secure obligations owed to the relevant Group pension schemes. The Group has satisfied this requirement during 2017.

The last funding valuations of other Group schemes were carried out on a number of different dates. In order to report the position under IAS 19 as at 31 December 2017 the most recent valuation results for all schemes have been updated by qualified independent actuaries. The main differences between the funding and IAS 19 valuations are different and more prudent approach to setting the discount rate and more conservative longevity assumptions used in the funding valuations.

(II) AMOUNTS IN THE FINANCIAL STATEMENTS

	2017	2016
	£m	£m
Amount included in the balance sheet
Present value of funded obligations	(44,384)	(45,822)
Fair value of scheme assets	44,893	45,578
Net amount recognised in the balance sheet	509	(244)

	2017	2016
	£m	£m
Net amount recognised in the balance sheet
At 1 January	(244)	736
Net defined benefit pension charge	(362)	(279)
Actuarial (losses) gains on defined benefit obligation	(731)	(8,770)
Return on plan assets	1,267	7,455
Employer contributions	580	623
Exchange and other adjustments	(1)	(9)
At 31 December	509	(244)

	2017	2016
	£m	£m
Movements in the defined benefit obligation
At 1 January	(45,822)	(36,903)
Current service cost	(295)	(257)
Interest expense	(1,241)	(1,401)
Remeasurements:
Actuarial gains – experience	(347)	535
Actuarial gains (losses) – demographic assumptions	1,084	195
Actuarial (losses) gains – financial assumptions	(1,468)	(9,500)
Benefits paid	3,714	1,580
Past service cost	(14)	(20)
Curtailments	(10)	–
Settlements	15	12
Exchange and other adjustments	–	(63)
At 31 December	(44,384)	(45,822)

	2017	2016
	£m	£m
Analysis of the defined benefit obligation:
Active members	(7,947)	(9,903)
Deferred members	(15,823)	(16,934)
Pensioners	(19,014)	(17,476)
Dependants	(1,600)	(1,509)
	(44,384)	(45,822)

	2017	2016
	£m	£m
Changes in the fair value of scheme assets
At 1 January	45,578	37,639
Return on plan assets excluding amounts included in interest income	1,267	7,455
Interest income	1,242	1,441
Employer contributions	580	623
Benefits paid	(3,714)	(1,580)
Settlements	(18)	(18)
Administrative costs paid	(41)	(36)
Exchange and other adjustments	(1)	54
At 31 December	44,893	45,578

COMPOSITION OF SCHEME ASSETS:

	2017			2016
	Quoted	Unquoted	Total	Quoted	Unquoted	Total
	£m	£m	£m	£m	£m	£m
Equity instruments	846	5	851	1,114	–	1,114
Debt instruments[1]:
Fixed interest government bonds	5,344	–	5,344	5,797	–	5,797
Index-linked government bonds	17,439	–	17,439	14,359	–	14,359
Corporate and other debt securities	6,903	–	6,903	7,464	–	7,464
Asset-backed securities	121	–	121	99	–	99
	29,807	–	29,807	27,719	–	27,719
Property	–	544	544	–	497	497
Pooled investment vehicles	3,937	13,443	17,380	3,577	12,845	16,422
Money market instruments, cash, derivatives and other assets and liabilities	1,501	(5,190)	(3,689)	1,462	(1,636)	(174)
At 31 December	36,091	8,802	44,893	33,872	11,706	45,578

1	Of the total debt instruments, £27,732 million (31 December 2016: £25,219 million) were investment grade (credit ratings equal to or better than ‘BBB’).

The assets of all the funded plans are held independently of the Group’s assets in separate trustee administered funds.

The pension schemes’ pooled investment vehicles comprise:

	2017	2016
	£m	£m
Equity funds	2,669	2,883
Hedge and mutual funds	2,377	2,350
Liquidity funds	2,877	484
Bond and debt funds	1,830	3,383
Other	7,627	7,322
At 31 December	17,380	16,422

The expense recognised in the income statement for the year ended 31 December comprises:

	2017	2016	2015
	£m	£m	£m
Current service cost	295	257	302
Net interest amount	(1)	(40)	(43)
Past service credits and curtailments	10	–	–
Settlements	3	6	6
Past service cost – plan amendments	14	20	12
Plan administration costs incurred during the year	41	36	30
Total defined benefit pension expense	362	279	307

ASSUMPTIONS

The principal actuarial and financial assumptions used in valuations of the defined benefit pension schemes were as follows:

	2017%	2016%
Discount rate	2.59	2.76
Rate of inflation:
Retail Prices Index	3.20	3.23
Consumer Price Index	2.15	2.18
Rate of salary increases	0.00	0.00
Weighted-average rate of increase for pensions in payment	2.73	2.74

	2017 Years	2016 Years
Life expectancy for member aged 60, on the valuation date:
Men	27.9	28.1
Women	29.5	30.3
Life expectancy for member aged 60, 15 years after the valuation date:
Men	28.9	29.3
Women	30.7	31.7

The mortality assumptions used in the scheme valuations are based on standard tables published by the Institute and Faculty of Actuaries which were adjusted in line with the actual experience of the relevant schemes. The table shows that a member retiring at age 60 at 31 December 2017 is assumed to live for, on average, 27.9 years for a male and 29.5 years for a female. In practice there will be much variation between individual members but these assumptions are expected to be appropriate across all members. It is assumed that younger members will live longer in retirement than those retiring now. This reflects the expectation that mortality rates will continue to fall over time as medical science and standards of living improve. To illustrate the degree of improvement assumed the table also shows the life expectancy for members aged 45 now, when they retire in 15 years’ time at age 60.

(III) AMOUNT TIMING AND UNCERTAINTY OF FUTURE CASH FLOWS

RISK EXPOSURE OF THE DEFINED BENEFIT SCHEMES

Whilst the Group is not exposed to any unusual, entity specific or scheme specific risks in its defined benefit pension schemes, it is exposed to a number of significant risks, detailed below:

Inflation rate risk: the majority of the plans’ benefit obligations are linked to inflation both in deferment and once in payment. Higher inflation will lead to higher liabilities although this will be partially offset by holdings of inflation-linked gilts and, in most cases, caps on the level of inflationary increases are in place to protect against extreme inflation.

Interest rate risk: The defined benefit obligation is determined using a discount rate derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities although this will be partially offset by an increase in the value of bond holdings.

Longevity risk: The majority of the schemes obligations are to provide benefits for the life of the members so increases in life expectancy will result in an increase in the plans’ liabilities.

Investment risk: Scheme assets are invested in a diversified portfolio of debt securities, equities and other return-seeking assets. If the assets underperform the discount rate used to calculate the defined benefit obligation, it will reduce the surplus or increase the deficit. Volatility in asset values and the discount rate will lead to volatility in the net pension liability on the Group’s balance sheet and in other comprehensive income. To a lesser extent this will also lead to volatility in the pension expense in the Group’s income statement.

The ultimate cost of the defined benefit obligations to the Group will depend upon actual future events rather than the assumptions made. The assumptions made are unlikely to be borne out in practice and as such the cost may be higher or lower than expected.

SENSITIVITY ANALYSIS

The effect of reasonably possible changes in key assumptions on the value of scheme liabilities and the resulting pension charge in the Group’s income statement and on the net defined benefit pension scheme liability, for the Group’s three most significant schemes, is set out below. The sensitivities provided assume that all other assumptions and the value of the schemes’ assets remain unchanged, and are not intended to represent changes that are at the extremes of possibility. The calculations are approximate in nature and full detailed calculations could lead to a different result. It is unlikely that isolated changes to individual assumptions will be experienced in practice. Due to the correlation of assumptions, aggregating the effects of these isolated changes may not be a reasonable estimate of the actual effect of simultaneous changes in multiple assumptions.

	Effect of reasonably possible alternative assumptions
	Increase (decrease) in the income statement charge		Increase (decrease) in the net defined benefit pension scheme liability
	2017 £m	2016 £m	2017 £m	2016 £m
Inflation (including pension increases):[1]
Increase of 0.1 per cent	16	19	472	491
Decrease of 0.1 per cent	(15)	(14)	(453)	(458)
Discount rate:[2]
Increase of 0.1 per cent	(28)	(30)	(773)	(821)
Decrease of 0.1 per cent	26	30	794	847
Expected life expectancy of members:
Increase of one year	44	42	1,404	1,213
Decrease of one year	(41)	(37)	(1,357)	(1,178)

1	At 31 December 2017, the assumed rate of RPI inflation is 3.20 per cent and CPI inflation 2.15 per cent (2016: RPI 3.23 per cent and CPI 2.18 per cent).

2	At 31 December 2017, the assumed discount rate is 2.59 per cent (2016: 2.76 per cent).

SENSITIVITY ANALYSIS METHOD AND ASSUMPTIONS

The sensitivity analysis above reflects the impact on the Group’s three most significant schemes which account for over 90 per cent of the Group’s defined benefit obligations. Whilst differences in the underlying liability profiles for the remainder of the Group’s pension arrangements mean they may exhibit slightly different sensitivities to variations in these assumptions, the sensitivities provided above are indicative of the impact across the Group as a whole.

The inflation assumption sensitivity applies to both the assumed rate of increase in the Consumer Prices Index (CPI) and the Retail Prices Index (RPI), and include the impact on the rate of increases to pensions, both before and after retirement. These pension increases are linked to inflation (either CPI or RPI) subject to certain minimum and maximum limits.

The sensitivity analysis (including the inflation sensitivity) does not include the impact of any change in the rate of salary increases as pensionable salaries have been frozen since 2 April 2014.

The life expectancy assumption has been applied by allowing for an increase/decrease in life expectation from age 60 of one year, based upon the approximate weighted average age for each scheme. Whilst this is an approximate approach and will not give the same result as a one year increase in life expectancy at every age, it provides an appropriate indication of the potential impact on the schemes from changes in life expectancy.

There was no change in the methods and assumptions used in preparing the sensitivity analysis from the prior year.

ASSET-LIABILITY MATCHING STRATEGIES

The main schemes’ assets are invested in a diversified portfolio, consisting primarily of debt securities. The investment strategy is not static and will evolve to reflect the structure of liabilities within the schemes. Specific asset-liability matching strategies for each pension plan are independently determined by the responsible governance body for each scheme and in consultation with the employer.

A significant goal of the asset-liability matching strategies adopted by Group schemes is to reduce volatility caused by changes in market expectations of interest rates and inflation. In the main schemes, this is achieved by investing scheme assets in bonds, primarily fixed interest gilts and index linked gilts, and by entering into interest rate and inflation swap arrangements. These investments are structured to take into account the profile of scheme liabilities, and actively managed to reflect both changing market conditions and changes to the liability profile.

At 31 December 2017 the asset-liability matching strategy mitigated 98 per cent of the liability sensitivity to interest rate movements and 102 per cent of the liability sensitivity to inflation movements. Much of the residual interest rate sensitivity is mitigated through holdings of corporate and other debt securities.

MATURITY PROFILE OF DEFINED BENEFIT OBLIGATION

The following table provides information on the weighted average duration of the defined benefit pension obligations and the distribution and timing of benefit payments:

	2017 Years	2016 Years
Duration of the defined benefit obligation	19	20

	2017 £m	2016 £m
Maturity analysis of benefits expected to be paid
Benefits expected to be paid within 12 months	1,174	1,639
Benefits expected to be paid between 1 and 2 years	1,235	1,180
Benefits expected to be paid between 2 and 5 years	4,089	3,971
Benefits expected to be paid between 5 and 10 years	8,082	8,030
Benefits expected to be paid between 10 and 15 years	9,360	9,453
Benefits expected to be paid between 15 and 25 years	19,044	20,268
Benefits expected to be paid between 25 and 35 years	16,735	18,831
Benefits expected to be paid between 35 and 45 years	11,156	13,589
Benefits expected to be paid in more than 45 years	5,219	7,809

MATURITY ANALYSIS METHOD AND ASSUMPTIONS

The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including allowance for expected future inflation. They are shown in their undiscounted form and therefore appear large relative to the discounted assessment of the defined benefit obligations recognised in the Group’s balance sheet. They are in respect of benefits that have been accrued prior to the respective year-end date only and make no allowance for any benefits that may have been accrued subsequently.

DEFINED CONTRIBUTION SCHEMES

The Group operates a number of defined contribution pension schemes in the UK and overseas, principally Your Tomorrow and the defined contribution sections of the Lloyds Bank Pension Scheme No. 1.

During the year ended 31 December 2017 the charge to the income statement in respect of defined contribution schemes was £256 million (2016: £268 million; 2015: £233 million), representing the contributions payable by the employer in accordance with each scheme’s rules.

Other post-retirement benefit schemes

The Group operates a number of schemes which provide post-retirement healthcare benefits and concessionary mortgages to certain employees, retired employees and their dependants. The principal scheme relates to former Lloyds Bank staff and under this scheme the Group has undertaken to meet the cost of post-retirement healthcare for all eligible former employees (and their dependants) who retired prior to 1 January 1996. The Group has entered into an insurance contract to provide these benefits and a provision has been made for the estimated cost of future insurance premiums payable.

For the principal post-retirement healthcare scheme, the latest actuarial valuation of the liability was carried out at 31 December 2017 by qualified independent actuaries. The principal assumptions used were as set out above, except that the rate of increase in healthcare premiums has been assumed at 6.81 per cent (2016: 6.84 per cent).

Movements in the other post-retirement benefits obligation:

	2017 £m	2016 £m
At 1 January	(236)	(200)
Actuarial (loss) gain	92	(33)
Insurance premiums paid	7	7
Charge for the year	(7)	(8)
Exchange and other adjustments	–	(2)
At 31 December	(144)	(236)